================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 15, 2006


                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        PENNSYLVANIA                   1-11071                 23-2668356
(STATE OR OTHER JURISDICTION       (COMMISSION FILE        (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)             IDENTIFICATION NO.)


                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR 240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE EXCHANGE ACT (17 CFR 240.13e-4(c))

================================================================================

UGI Corporation                                               Form 8-K
Page 2                                                        November 15, 2006



SECTION 2 - FINANCIAL INFORMATION

         ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 15, 2006, UGI Corporation (the "Company") issued a press release announcing financial results for the Company for the fiscal quarter and year ended September 30, 2006. A copy of the press release is furnished as
Exhibit 99 to this report and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)     Exhibits. The following exhibit is being furnished herewith:

                 99 Press Release of UGI Corporation dated November 15, 2006, reporting its financial results for the fiscal quarter and year ended September 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UGI CORPORATION
                                           (REGISTRANT)


                                            By:   /s/ Robert W. Krick
                                                  ------------------------------
                                                  Robert W. Krick
                                                  Vice President and Treasurer

Date:  November 15, 2006

                                  EXHIBIT INDEX


The Following Exhibits Are Furnished:

EXHIBIT NO.          DESCRIPTION
-----------          -----------
  99                Press Release of UGI Corporation dated November 15, 2006.